UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 6, 2018

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court, Suite 1200

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2018 Annual Meeting of Stockholders of American Vanguard Corporation held on June 6, 2018, four matters were voted upon by stockholders, namely: (i) the election of eight directors until their successors are elected and qualified, (ii) ratification of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2018, (iii) an advisory vote approving the overall executive compensation policies and procedures of the Company as set forth in the 2018 proxy, and (iv) the amendment of the issuer’s employee stock purchase plan to extend the term thereof for a period of ten years as per Exhibit A to the issuer’s 2018 proxy statement.

With respect to the first proposal in the proxy, the following eight nominees received more votes “FOR” than votes “AGAINST”, and, as a result, were elected to serve as directors for the ensuing year:

Nominee	Votes For	Votes Against	Votes Abstain
Scott D. Baskin	24,955,145	312,451	5,083
Lawrence S. Clark	24,960,649	306,947	5,083
Debra F. Edwards	25,084,551	183,045	5,083
Morton D. Erlich	24,940,282	327,314	5,083
Alfred F. Ingulli	25,081,800	185,585	5,294
John L. Killmer	25,083,082	184,514	5,083
Eric G. Wintemute	24,973,918	293,678	5,083
Esmail Zirakparvar	24,080,808	1,186,577	5,294

With respect to all director nominees, broker non-votes equaled 2,823,181.

With respect to Proposals Two (appointment of BDO), Three (advisory approval of executive compensation), and Four (amendment of the employee stock purchase plan), all measures received the affirmative vote of a majority of the shares cast at the meeting; more specifically, the shares were voted as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Two	27,676,297	414,149	5,414	0
Three	24,251,173	742,069	279,437	2,823,181
Four	25,165,970	101,132	5,577	2,823,181

Item 8.01	Other Events

On June 11, 2018, American Vanguard Corporation issued a press release announcing that its board of directors had declared a cash dividend of $0.02 for shareholders of record as of June 28, 2018 with a distribution date of July 12, 2018. The complete text of that release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated June 11, 2018 of American Vanguard Corporation regarding the declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: June 11, 2018	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly Chief Administrative Officer, General Counsel & Secretary